Inventories	6 Months Ended
Jun. 30, 2026
Classes of current inventories [abstract]
Inventories

Note 14. Inventories

	June 30, 2026	December 31, 2025
Raw materials and consumables	14,284	12,326
Finished goods	58,885	56,211
Total	73,169	68,537

Inventories recognized as an expense for the three months ended June 30, 2026 amounted to $149.0 million (2025: $133.2 million). Inventories recognized as an expense for the six months ended June 30, 2026 amounted to $290.8 million (2025: $260.8 million). The expenses were included in cost of goods sold.

Write-downs of inventories to net realizable value for the three months ended June 30, 2026 amounted to $1.6 million (2025: $0.8 million). Write-downs of inventories to net realizable value for the six months ended June 30, 2026 amounted to $2.3 million (2025: $4.4 million). The write-downs were recognized as an expense for each period and included in cost of goods sold.